UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2010

City National Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-10521	95-2568550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

City National Plaza 555 S. Flower Street, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 673-7700
(Registrant's Telephone Number, Including Area Code)

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On September 8, 2010, City National Corporation (the "Company") issued a press release an-nouncing the pricing of $300 million in aggregate principal amount of its senior notes due 2020. A copy of this press release is attached to this Current Report as Exhibit 99.1 hereto and is incor-porated herein by reference.

The information furnished in this Item 7.01 is being furnished and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and shall not be incorporated by reference into any registration statement or other document filed or furnished pursuant to the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such document.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

99.1	Press Release dated September 8, 2010

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

City National Corporation
September 8, 2010	/s/ MICHAEL B. CAHILL Michael B. Cahill Executive Vice President, Corporate Secretary and General Counsel (Authorized Officer)

EXHIBIT INDEX

Number	Description

99.1	Press Release dated September 8, 2010